SPVL
A Modified Single Premium Variable Life Insurance Policy
Offered by Foresters Life Insurance and Annuity Company
Through First Investors Life Separate Account E
40 Wall Street, New York, New York 10005 / 1(800) 832-7783
This prospectus describes an individual Modified Single Premium Variable Life Insurance Policy (the “Policy”) that is offered by Foresters Life Insurance and Annuity Company (“FLIAC,” “We,” “Us” or “Our”) through First Investors Life Separate Account E (“Separate Account E” or “Separate Account”). We refer to this Policy as “SPVL”; “You” and “Your” refer to a prospective or existing owner of a Policy.
In the Commonwealth of Massachusetts only, the Policy described in the prospectus is named the “Limited Flexible Premium Variable Life Insurance Policy”. Therefore, for offerees who reside in the Commonwealth of Massachusetts, all references in the prospectus to “Single Premium Variable Life Insurance Policy”, “SPVL” and “Modified Single Premium Variable Life Insurance Policy” are changed to “Limited Flexible Premium Variable Life Insurance Policy”. In the state of Nebraska only, the Policy described in the  prospectus is named the “Flexible Premium Variable Life Insurance Policy”. Therefore, for offerees who reside in the state of Nebraska, all references in the prospectus to the “Single Premium Variable Life Insurance Policy”, “SPVL” and “Modified Single Premium Variable Life Insurance Policy” are changed to “Flexible Premium Variable Life Insurance Policy”.
Please read this prospectus and keep it for future reference. It contains important information, including all material benefits, features rights and obligations under a Policy that You should know before buying or taking action under a Policy. The premiums under this Policy are invested in Subaccounts of Separate Account E that invest in corresponding series of the Delaware VIP® Trust (“Funds” or “VIP Series”). This prospectus is valid only when attached to the current prospectus for the VIP Series.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed judgment on the accuracy or  adequacy of this prospectus. Any representation to the contrary is a criminal offense.
FLIAC does not guarantee the performance of Subaccounts of Separate Account E. The Policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, or federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. The Policy involves investment risk, including possible loss of principal amount invested.
The Policy may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. FLIAC does not authorize any information or representations regarding the offering described in this prospectus other than as contained in this prospectus or any supplement thereto or in any supplemental sales material authorized by FLIAC.
The date of this prospectus is May 1, 2019, as amended on October 4, 2019.

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CONTENTS
SUMMARY OF BENEFITS AND RISKS	2
Policy Benefits	2
Policy Risks	3
Risks of the VIP Series	4
FEE TABLES	5
DESCRIPTION OF THE POLICY	9
Who WE ARE AND HOW TO CONTACT US	9
How The Policy Works	13
Policy Application Process	13
Premiums	13
Allocation of Premiums to Investment Options	14
The Death Benefit	17
Accumulation Value	19
Surrenders	21
Policy Loans	22
Settlement Options	22
Other Provisions	23
Fees, Charges and Expenses	27
Periodic Charges Deducted from the Subaccount Value	31
FEDERAL TAX INFORMATION	33
OTHER INFORMATION	36
Voting Rights	36
Reports	37
Financial Statements	37

SUMMARY OF BENEFITS AND RISKS
This summary outlines important benefits and risks associated with the Policy which You should consider before You make a decision to purchase a Policy. More detailed information about the Policy follows the summary.
POLICY BENEFITS
Permanent Insurance Protection
The Policy is designed to provide You with permanent insurance protection. You pay a single premium that is based on the minimum death benefit You want and the underwriting classification of the person whose life You are insuring (the “Insured”). Policies issued before 10/1/2008 remain in force to maturity at age 100 of the Insured, unless You choose to surrender Your Policy or it lapses because You have taken policy loans. Policies issued on and after 10/1/2008 remain in force to maturity at age 121 of the Insured, unless You choose to surrender Your Policy or it lapses because You have taken policy loans, see “Risk of Lapse from Policy Loans.”  You could cause Your Policy to lapse, if, after taking a loan from the Policy, You fail to maintain the value of Your Policy at certain prescribed minimum levels.
The Policy allows You to pay one additional premium each year subject to certain limitations. This allows You to increase Your permanent insurance protection as Your circumstances change. Upon the death of the Insured, the Policy’s death benefit will be paid to Your named beneficiary. The amount of the death benefit may increase or decrease from the initial “Face Amount” that is set forth in Your Policy. Any such increases or decreases are based on a number of factors, including the investment experience of the investment Subaccounts You select and the credited interest in the Fixed Account if chosen. However, the death benefit proceeds are guaranteed never to be less than the Policy’s Guaranteed Minimum Death Benefit (see “Guaranteed Minimum Death Benefit”), reduced by any outstanding Policy loans and accrued loan interest.
Investment Options
You may allocate Your premiums to any of the twelve (12) Subaccounts of Separate Account E and the Fixed Account. However, no more than 50% of Your premiums may be allocated to the Fixed Account. Each allocation must be a multiple of 1% of the premium. The Subaccounts invest in corresponding Funds of the VIP Series. Each Fund underlying the Subaccount is a professionally managed mutual fund with its own investment objectives, strategies and risks.
The Fixed Account, which is part of Our General Account, bears interest at a fixed guaranteed minimum interest rate, plus any additional interest that in Our sole discretion We may declare. Your Accumulation Value (see “Accumulation Value”) and Variable Death Benefit (see “Variable Death Benefit”) will fluctuate based on a number of factors including the performance of the Subaccounts You select and the proportion of Your Accumulation Value which You allocate to the Fixed Account. You may change Your allocation of future additional premiums subject to certain limitations described later in this prospectus. You may also change the allocation of Accumulation Values among the Subaccounts, or among the Subaccounts and the Fixed Account, through Transfers of Accumulation Value, Automated Subaccount Reallocations, or Systematic Transfers. Allocations of Accumulation Values (i.e., “transfers”) are subject to certain conditions and restrictions described elsewhere in this prospectus.
Tax Benefits
Generally, under current tax law:
■ any growth in the Policy’s Accumulation Value is not subject to federal income tax until You withdraw it through a surrender or a Policy loan;

■ ◾◾the death benefit paid to Your named beneficiary is generally free of federal income tax; and
■ reallocations among Subaccounts and/or the Fixed Account are not taxable events for purposes of federal income tax.
Access to Your Cash Value
The Policy provides You with access to part or all of Your Accumulation Value through surrenders or Policy loans. A partial surrender, Policy loan or total surrender of a Policy is taxed as ordinary income to the extent that the Accumulation Value exceeds Your basis in the Policy (i.e., on an
“income first” basis). Tax penalties may also apply to surrenders and loans. Surrenders are also subject to surrender charges for up to nine years after premiums are invested. Certain exceptions apply to the Surrender Charges as described in this prospectus.
The Net Surrender Value of the Policy is payable on the Maturity Date (when the Insured attains age 100 for Policies issued before 10/1/2008 and age 121 for Policies issued on and after 10/1/2008) if the Insured is still living and the Policy is in force. Upon maturity, the Policy terminates.
POLICY RISKS
Insurance Charges
Because of the insurance charges that We deduct each month (the “Monthly Deduction”), the Policy is not suitable for You unless You need life insurance. If You are solely seeking an investment offering tax-deferred growth potential, You should consider a different type of investment. We have the right to increase Our cost of insurance rates, including the rates on Policies that are already in force. We may not charge more, however, than the guaranteed maximum cost of insurance charge rates set forth in the Policy.
Surrender Charges
The Policy may also not be suitable if You plan to withdraw part or all of Your Accumulation Value within the first nine years after purchasing it. As described later in this prospectus, there are Surrender Charges on surrenders in excess of the “Preferred Surrender Amount” in effect for up to nine years after a premium is paid. The Policy, therefore, involves a long-term commitment on Your part. It should not be used as a short-term savings vehicle.
General Account Risk
The assets of the General Account support Our insurance obligations and are subject to general liabilities from Our business operations and to claims by Our general creditors. Amounts allocated to the Fixed Account, and any guarantees under Your Policy that exceed Your Accumulation Value (such as those that may be associated with the death benefit), are paid from the General Account. Any such amounts that We are obligated to pay in excess of Your Policy Value are subject to Our financial strength and claims-paying ability.
Investment Risks
The Policy is different from fixed-benefit life insurance, because You bear investment risks on that portion of the Policy’s Accumulation Value that is allocated to the Subaccounts. The death benefit and Accumulation Value will fluctuate as a result of, among other things, the investment experience of the Subaccounts You select. Insufficient investment returns may cause Your Accumulation Value to decrease. However, the Guaranteed Minimum Death Benefit is never reduced based on negative performance of the Subaccounts.
We bear the investment risk that the Fixed Account will produce a return equal to at least principal plus the minimum guaranteed rate of return. Because You may allocate no more than 50% of Your premiums to the Fixed Account, the Fixed Account does not eliminate investment risks. Although We may pay interest above the guaranteed rate, We have no contractual obligation to do so.
Limitations on Reallocations
The Policy is designed for long-term investment purposes. It is not intended to provide a vehicle for short-term market timing. We limit the number of reallocations that You may make each year.
Tax Consequences of Surrenders and Policy Loans
We have designed the Policy to be a Modified Endowment Contract (“MEC”)  for federal income tax purposes. See “Federal Tax Information — Surrenders and Loans” for more information. As a result, partial surrenders, total surrenders and Policy loans are subject to federal income tax on an income-first basis to the extent Your Accumulation Value exceeds Your  basis in a Policy. If You decide to take Policy loans, You should be aware that they may reduce the death benefit and Accumulation Value of Your Policy whether or not You repay the loans because they may undermine the growth potential of Your Policy.
A 10% federal tax penalty is generally imposed on the taxable portion of withdrawals and Policy loans prior to Your attaining age 59½. Therefore, You should not purchase a Policy if You have short-term investment objectives which would require You to surrender all or a portion of the Policy or take a Policy loan, prior to reaching age 59½.
Risk of Lapse from Policy Loans
You should also be aware that a Policy loan could also cause a Policy to lapse if the loan balance exceeds the Surrender Value or if the Policy’s Surrender Value (less any Policy loan and accrued interest thereon) is insufficient to pay a Monthly Deduction. This can happen, for example, as the result of poor performance of the Subaccounts selected, ongoing charges We deduct, or any partial surrenders that You make. Before a Policy lapses, You will have a grace period within which to make a payment in an amount sufficient to prevent the lapse.
RISKS OF THE VIP SERIES
You bear the investment risk of the Funds underlying the Subaccounts You select. The investment objectives, primary investment strategies, and primary risks of the Funds are described in the attached VIP Series prospectus. There is no guarantee that any of the Funds will achieve its stated investment objective.

FEE TABLES
The following tables describe the fees and expenses that You will pay when buying, owning, and surrendering the Policy. The charges shown may not be representative of what You will pay, because some of them vary based on the Insured’s age, sex or underwriting class. Your policy will be accompanied by an illustration based on Your initial premium and initial Face Amount as determined by the Insured’s age, sex and underwriting classification.
That hypothetical illustration shows the potential future benefits using assumed rates of investment return and includes the effect of the specific charges applicable to Your policy.
The tables below describe the transaction fees and expenses that You will pay at the time that You buy the Policy, make an additional premium payment, surrender the Policy, or transfer value between the Subaccounts.
Transaction Fees for Policies Issued Before October 1, 2008
Charge	When Charge is Deducted	Amount Deducted (as a percentage of premiums surrendered)
Maximum Surrender Charge (1)	Upon total surrender or upon partial surrender in excess of the Preferred Surrender Amount	9.5% for premiums surrendered during year 1
Other Surrender Fees	On each Partial Surrender	$25.00
Transfer Fees	On transfers in excess of 4 per Policy year, excluding transfers made under the Systematic Transfer Option or the Automated Subaccount Reallocation Option*	$10.00

Transaction Fees for Policies Issued On or After October 1, 2008
Charge	When Charge is Deducted	Amount Deducted (as a percentage of premiums surrendered)
Maximum Surrender Charge (2)	Upon total surrender or upon partial surrender in excess of the Preferred Surrender Amount	9.0% for premiums surrendered during year 1
Other Surrender Fees	On each Partial Surrender	$25.00
Transfer Fees	On transfers in excess of 4 per Policy year, excluding transfers made under the Systematic Transfer Option or the Automated Subaccount Reallocation Option*	$10.00

(1) The 9.5% Surrender Charge is the maximum deducted as a percentage of premiums surrendered for Insured Ages 0-49. The surrender charge declines based upon the number of years the corresponding premium has been invested and the age of the Insured on the date of the Premium Payment.
(2) The 9.0% Surrender Charge is the maximum deducted as a percentage of premiums surrendered for Insured Ages 0-20. The surrender charge declines based upon the number of years the corresponding premium has been invested and the age of the Insured on the date of the Premium Payment.
*Although We do not currently charge a fee in connection with these systematic and automatic options, We reserve the right to do so in the future, not to exceed $10.

The tables below describe the fees and expenses that You will pay periodically during the time that You own the Policy, not including fees and expenses of the underlying Funds. We deduct these charges from Your Policy’s Accumulation Value. The minimum charge indicated is based on the lowest rate for Our standard underwriting class. The maximum charge indicated is based on the highest possible charge at issue for Our standard underwriting class (unless otherwise specified) up to Our maximum issue age for this class.

Periodic Charges Other Than Fund Operating Expenses for Policies Issued Before October 1, 2008
Charge	When Charge is Deducted	Current Amount We Deduct	Maximum Amount We Can Deduct
Cost of Insurance (1)	Monthly (at Policy’s Issue Date and on the first day of each Policy month thereafter)	Minimum: 0.00% of Accumulation Value. Maximum: 0.19% of Accumulation Value. Representative Insured: (2) 0.06% of Accumulation Value.	Minimum: $0.00 per $1,000 on the net amount at risk (NAR). Maximum: $83.333 per $1,000 on the NAR. Representative Insured: (2) $0.685 per $1,000 on the NAR. (4)
Separate Account Charge	Monthly (at Policy’s Issue Date and on the first day of each Policy month thereafter)	Effective annual rate of 1.75% of Your Subaccounts’ Accumulation Value.	Same as Current Amount.
Policy Loan Interest	Policy Anniversary	Effective annual rate of 6% of the outstanding loan. (3)	Same as Current Amount.
Income Tax Charge	No charge	None deducted	See Footnote.(5)

Periodic Charges Other Than Fund Operating Expenses For Policies Issued On and After October 1, 2008
Charge	When Charge is Deducted	Current Amount We Deduct	Maximum Amount We Can Deduct
Cost of Insurance (1)	Monthly (at Policy’s Issue Date and on the first day of each Policy month thereafter)	Minimum: 0.00% of Accumulation Value. Maximum: 0.24% of Accumulation Value. Representative Insured: (2) 0.05% of Accumulation Value.	Minimum: $0.000 per $1,000 on the net amount at risk (NAR). Maximum: $83.333 per $1,000 on the NAR. Representative Insured: (2) $0.405 per $1,000 on the NAR. (4)
Separate Account Charge	Monthly (at Policy’s Issue Date and on the first day of each Policy month thereafter)	Effective annual rate of 1.75% of Your Subaccounts’ Accumulation Value.	Same as Current Amount.
Policy Loan Interest	Policy Anniversary	Effective annual rate of 6% of the outstanding loan. (3)	Same as Current Amount.
Income Tax Charge	Not charged	None deducted.	See Footnote. (5)

(1) The amount of this charge is determined by the cost of insurance rates applicable to Your Policy based upon the Insured’s age, sex, and underwriting classification, as well as Your Accumulation Value (for current charges) at the time of the deduction or the net amount of insurance that is at risk (for maximum charges). We show the rates for standard risk insureds. The rates for non-standard class (high risk insureds) may be higher. For these reasons, the charges disclosed above may not be representative of the charges You will actually pay. You may obtain more information about the charges You will incur by contacting Your registered representative.
(2) Our representative Insured is a male, age 55 at the time the Policy is issued, and is in Our standard non-tobacco underwriting class. The charge indicated is the rate We deduct for the first year cost of insurance charge.
(3) Because We transfer from the Separate Account to the Loan Account in Our General Account an amount equal to the amount of the loan, while the loan is unpaid, We credit Your chosen Subaccount(s) and/or the Fixed Account interest at an effective annual rate of 4% for the amount maintained in the Loan Account. As a result, the net interest rate as a cost to You is 2% on any Policy loan.
(4) NAR or Net Amount at Risk means the Variable Death Benefit at the beginning of the Policy month divided by the monthly interest factor indicated in the Policy Schedule, less the Total Accumulation Value at the beginning of the Policy Month before deduction of the Cost of Insurance for the current Policy Month.
(5) We reserve the right to impose this charge if We incur taxes attributable to Separate Account E.

The next table describes the range of fees and expenses for the Funds that You will indirectly pay during the time that You own the Policy. The table shows the minimum and maximum Total Annual Fund Operating Expenses, as of October 4, 2019.  These expenses may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is contained in the attached VIP Series prospectus.

Total Annual Fund Operating Expenses
	Minimum	Maximum
Range of expenses that are deducted from Fund assets, including management fees and other expenses.	0.75%	0.90%

DESCRIPTION OF THE POLICY
WHO WE ARE AND HOW TO CONTACT US
Foresters Life Insurance and Annuity Company
Foresters Life Insurance and Annuity Company, with its home office located at 40 Wall Street, New York, New York 10005, is a stock life insurance company incorporated under the laws of the State of New York in 1962. We write life insurance policies and annuity contracts. FLIAC is part of Foresters Financial Holding Company, Inc. (“FFHC”), a holding company which owns all of the voting common stock of FLIAC. Other affiliates of FLIAC include: Foresters Financial Services, Inc. (“FFS”), the distributor of the Policies and Foresters Investor Services, Inc., the sub-transfer agent for the VIP Series.
How to Contact Us
For information or service concerning a Policy, You can contact Us in writing at Our Administrative Office located at Raritan Plaza I, P.O. Box 7836, Edison, NJ 08818. You can call Us at 1 (800)-832-7783 between the hours of 9:00 AM and 6:00 PM, Eastern Time, or fax Us at 1-(732)-510-4209. You can also contact Us through Our Website at www.foresters.com. You should send any premium or loan interest payments, loan repayments, notices, elections, or requests that You make, as well as any other documentation that We require for any purpose in connection with Your Policy, to Our Administrative Office. No such payment, notice, election, request or documentation will be treated as having been “received” by Us until We have received it, as well as any related items that We require, all in complete and good order (in form and substance acceptable to Us) at Our Administrative Office. To meet Our requirements for processing transactions, We may require that You use Our forms.
We will notify You and provide You with an address if We designate another office for receipt of information, payments and documents.
Separate Account E
We established Separate Account E on September 30, 2004 under the provisions of the New York Insurance Law. Separate Account E is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). We segregate the assets of Separate Account E from Our general account assets (the “General Account”). The assets of Separate Account E fall into two categories: (1) assets equal to Our Separate Account reserves and other liabilities under the Policies and (2) additional assets derived from fees or charges We have deducted under the Policies. We cannot use the assets in Our Separate Account to satisfy any of Our other obligations. However, the assets We derive from Our fees or charges do not support the Policies, and We expect to transfer these assets to Our General Account. Before making such a transfer, We will consider any possible adverse impact that the transfer may have on Separate Account E.
All the income, gains and losses (realized or unrealized) resulting from assets allocated to Separate Account E are credited to or charged against Separate Account E without regard to Our other businesses. We are obligated to pay all amounts promised to Policyowners under the Policies, even if these amounts exceed the assets in Separate Account E. Assets allocated to Separate Account E support the benefits under the Policy. The assets are in turn invested by each Subaccount of Separate Account E into a corresponding Fund of the VIP Series at the net asset value. We own the shares of the underlying Funds, not You.
Each Subaccount reinvests any distributions it receives from a Fund by simultaneously purchasing additional shares of the distributing Fund at net asset value. Accordingly, We do not expect to pay out any such distributions to You.
The Fixed Account
The Fixed Account is not part of Separate Account E. It is part of Our General Account. The General Account consists of all assets owned by Us, other than those in Separate Account E or in any other legally segregated separate accounts. The assets of the General Account support Our insurance obligations and are subject to general liabilities from Our business operations and to claims by Our general creditors. The assets of the General Account can be invested as We choose, subject to certain legal requirements. We guarantee that any assets that You choose to allocate to the Fixed Account will earn interest at an effective annual rate of at least 3.00%. We may, but are not required to, declare interest in excess of this rate (“excess interest”). In the event that We declare excess interest, We are not required to guarantee that it will remain in effect for any specific period of time. Therefore, We may reduce or eliminate such excess interest at any time without prior notice to You.  However, any excess interest already credited to Your account is non-forfeitable.
You do not share in any gains or losses that We experience in the Fixed Account or Our General Account. We bear the entire risk that the investments in Our General Account may not achieve the minimum guaranteed or declared rates of return. The Fixed Account is not registered under the Securities Act of 1933. Moreover, neither the Fixed Account nor the General Account are registered as investment companies under the 1940 Act. Disclosures regarding the Fixed Account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.
VIP Series
On October 4, 2019, each series of the First Investors Life Series Funds managed by Foresters Investment Management Company, Inc. an affiliate of FLIAC, which prior to that date were the only funds available to Contractowners, reorganized into a substantially similar series of the Delaware VIP® Trust, managed by Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust. The VIP Series is an open-end management investment company registered with the SEC under the 1940 Act. The Funds consist of  a variety of separate series Funds, twelve (12) of which are available to Policyowners of Separate Account E. Each of the Funds offers its shares only through the purchase of a Policy or another variable life policy or variable annuity contract issued by FLIAC. Each of the Funds reserves the right to offer its shares to other separate accounts or directly to Us. Although some of the Funds have similar names, the same portfolio manager(s) and the same investment objectives as other publicly available mutual funds, they are separate and distinct from these mutual funds. The Funds will have different portfolio holdings and fees so their performances will vary from the other mutual funds.
The VIP Series are selected to provide an appropriate range of investment options for persons invested in the Policies from conservative to more aggressive investment strategies. DMC is the investment adviser of the VIP Series. DMC is a series of Macquarie Investment Management Business Trust, a Delaware statutory trust, and is located at 2005 Market Street, Philadelphia, PA 19103. DMC receives investment management fees for its services. DMC pays a portion of its investment management fees to subadvisers who manage the VIP Series. DMC has retained the Smith Asset Management Group, L.P., 100 Crescent Court Suite 1150, Dallas, Texas 75201 to serve as subadviser of the Delaware VIP Growth Equity Series and Ziegler Capital Management, LLC 70 West Madison Street, 24th fl., Chicago, IL  60602 to serve as subadviser for the Delaware VIP Covered Call Strategy Series. In addition, DMC may seek investment advice, recommendations and/or allow security trades on its behalf for Funds in the VIP Series by certain of its affiliates which have specialized market knowledge in relevant areas and which it has engaged as a subadvisor to Funds in the VIP Series. These affiliated subadvisors include, Macquarie Investment Management Austria Kapitalanlage  AG, Kaerntner Strasse 28, 1010 Vienna , Austria, with respect to the Delaware VIP Fund For Income Series, Delaware VIP Limited Duration Bond Series, Delaware VIP Total Return Series and Delaware VIP Investment Grade Series; Macquarie Investment Management Global Limited, 50 Martin Place, Sydney Australia with respect to the Delaware VIP Fund For Income Series, Delaware VIP Equity Income Series, Delaware VIP Growth and Income Series, Delaware VIP Opportunity Series, Delaware VIP Limited Duration Bond Series, Delaware VIP Special Situations Series, Delaware VIP International Series, Delaware VIP Total Return Series and Delaware VIP Investment Grade Series; Macquarie Investment Management Europe Limited, 28 Ropemaker Street, London, England with respect to the Delaware VIP Fund For Income Series, Delaware VIP Limited Duration Bond Series, Delaware VIP Total Return Series and Delaware VIP Investment Grade Series; Macquarie Funds Management Hong Kong Limited, Level 18, One International Finance Centre, One Harbour View Street, Central, Hong Kong, with respect to the Delaware VIP Equity Income Series, Delaware VIP Growth and Income Series, Delaware VIP Opportunity Series, Delaware VIP Special Situations Series, Delaware VIP International Series and Delaware VIP Total Return Series. See the VIP Series prospectus for more information about the investment adviser and subadvisers.
The following table includes the investment objective for each Fund that is available under the Policy. There is no guarantee that any of the Funds will achieve its stated objective. There is a Subaccount with the same name as its corresponding underlying Fund. You bear the entire investment risk of the Funds You select. The degree of investment risk You assume will depend on the Subaccounts You select. You should consider Your allocations carefully. The investment objectives, primary investment strategies, primary risks and management of the Funds are described in the attached VIP Series prospectus, which You should read carefully before investing. You may obtain a VIP Series prospectus by writing to Us at Our Administrative Office, located at Raritan Plaza 1, Edison, NJ 08837, calling Us at 1-800-832-7783 between the hours of 9:00 a.m. to 6:00 p.m., Eastern Time, or faxing Us at 732-510-4209. You also can obtain a VIP Series prospectus through Our website at www.foresters.com.

Subaccount	Fund	Investment Objective
Covered Call Strategy Subaccount	Delaware VIP Covered Call Strategy Series	Long-term capital appreciation.
Equity Income Subaccount	Delaware VIP Equity Income Series	Total return.
Fund For Income Subaccount	Delaware VIP Fund For Income Series	High current income.
Government Cash Management Subaccount	Delaware VIP Government Cash Management Series	Current income consistent with the preservation of capital and maintenance of liquidity.
Growth and Income Subaccount	Delaware VIP Growth and Income Series	Long-term growth of capital and current income.
International Subaccount	Delaware VIP International Series	Long-term capital growth.
Investment Grade Subaccount	Delaware VIP Investment Grade Series	A maximum level of income consistent with investment primarily in investment grade debt securities.
Limited Duration Bond Subaccount	Delaware VIP Limited Duration Bond Series	Current income consistent with low volatility of principal.
Opportunity Subaccount	Delaware VIP Opportunity Series	Long-term capital growth.
Growth Equity Subaccount	Delaware VIP Growth Equity Series	Long-term growth of capital.
Special Situations Subaccount	Delaware VIP Special Situations Series	Long-term growth of capital.
Total Return Subaccount	Delaware VIP Total Return Series	Sustainable current income with potential for capital appreciation with moderate investment risk.

HOW THE POLICY WORKS
The Policy is described as “variable” because the amount of Your death benefit, Accumulation Value and loan value (the amount You can borrow) may increase or decrease depending on, among other things, the investment performance of the Subaccount(s) You select. You bear the entire investment risk with respect to the Policy’s Accumulation Value which is allocated to the Separate Account E Subaccounts. We bear the investment risk with respect to that portion of the Policy’s Accumulation Value which is allocated to the Fixed Account. The death benefit is never less than the Guaranteed Minimum Death Benefit (adjusted for Policy loans and accrued loan interest). The discussion in this prospectus generally assumes that there have been no Policy loans. The death benefit and Accumulation Value, among other things, are affected if a Policy loan is made.
POLICY APPLICATION PROCESS
To purchase a Policy, You must submit a completed life insurance application to Us and provide Us with evidence of insurability that is satisfactory to Us. Before approving an application, We conduct “underwriting” to determine the designated Insured’s insurability and underwriting (insurance risk) classification. If Your application is approved, We will credit Your Policy with the initial premium and make the first Monthly Deduction on the date that the Policy is issued (the “Issue Date”). Until such time, Your initial premium is held, without earning interest, in Our General Account. If a Policy is not issued, We will return Your premium without interest. We reserve the right to reject any application or premium for any reason.
The Insured is covered under the Policy as of the Policy’s issue date. Conditional coverage may be available prior to the issuance of a Policy if all conditions set forth in the application are satisfied. The Policy requires an initial single premium. You have the option of making additional premium payments as described further below. If Your Policy does not have a Policy loan balance, it will stay in force until maturity at age 100 of the Insured for Policies issued before 10/1/2008 and at age 121 for Policies issued on and after 10/1/2008, unless You decide to surrender it. The portion of Your premiums that is allocated to the Subaccounts is used to purchase Accumulation Units of the Subaccounts.
We value Accumulation Units as of the regularly scheduled close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern Time) each day that the NYSE is open (“Business Day”).
PREMIUMS
Your Initial Premium
The initial premium You pay is determined by the initial Face Amount of insurance and the Insured’s age, sex and underwriting classification. There is a $5,000 minimum initial premium requirement for issue ages 0-14 and a $10,000 minimum initial premium requirement for issue ages 15 and above.
We allocate assets to Our General Account to accumulate as a reserve for the contingency that the Insured will die when the Guaranteed Minimum Death Benefit exceeds the death benefit payable without such guarantee. In setting premium and cost of insurance rates, We take into consideration actuarial estimates of projected death and surrender benefit payments, lapses, expenses, investment returns, and an overall profit to Us from the Policies.
Optional Additional Premiums
Once each Policy Year, You may make one additional premium payment. The maximum allowable attained age to make additional premium payments is 95. The minimum amount is $500 and the maximum is 10% of the initial premium payment. However, the additional Face Amount of insurance purchased by additional premium payment(s) (as discussed below) cannot cause the total Face Amount of the Policy to exceed the Cumulative Face Amount

Limitation of two times the initial Face Amount of the Policy.
Each additional premium purchases additional Face Amount of insurance at rates based on the Insured’s attained age at the time of the premium payment, and the Insured’s sex and underwriting class. A new schedule of Surrender Charges is associated with each additional premium. We may request that You provide evidence of insurability satisfactory to Us and We may limit or reject any additional premium paid. We will determine if We require such evidence and send You notice with all documents and other requirements within 15 days of Our receiving the additional premium.
If You have a loan balance, We apply premium payments We receive from You first to repay any loan balance. We apply any excess after repayment of any loan balance as an additional premium. Amounts We receive under the Grace Period or Reinstatement provisions of the Policy will be applied in the manner described in those provisions. Any required amount applied as an additional premium payment in such cases will not be subject to the premium limitations or the Cumulative Face Amount Limitation or any other limitation concerning payment of additional premiums, but will be counted against those limitations with respect to any future premium payments.
ALLOCATION OF PREMIUMS TO INVESTMENT OPTIONS
When You purchase a Policy, You select the percentage allocation of Your premium to the Subaccounts of Separate Account E and the Fixed Account.
Your allocations are subject to the following constraints:
1. allocation percentages must be in whole numbers;
2. allocation percentages must add to 100%; and
3. the allocation percentage for the Fixed Account may not exceed 50%.
On the Issue Date of Your Policy, the portion of the initial premium You designated for the Subaccounts will be allocated to the Government Cash Management Subaccount for a period of 20 days. The portion of the initial premium You designated for the Fixed Account will be allocated to the Fixed Account. On the 21st day, the Accumulation Value in the Government Cash Management Subaccount will be reallocated to the Subaccounts You designated on the application. This reallocation will occur as of the end of the 20th day following the issue date. If that day is not a Business Day, then the reallocation will occur as of the end of the next Business Day. A change in the allocation percentages for future additional premiums will affect reallocations occurring under the Automated Subaccount Reallocation Option. See the description under “Automated Subaccount Reallocation Option” for additional information.
The initial premium is credited to Your Policy on the Policy’s issue date. Subsequent additional premiums (if any) that You allocate to a Subaccount are credited to Your Policy based on the Subaccount’s Unit Value that is computed as of the end of the later of the Business Day on which We receive the payment or the Business Day that We receive any satisfactory evidence of insurability which We may require. If We receive the later of these after the end of a Business Day, the Unit Value computed as of the end of the next Business Day will be used.
Reallocating Among Investment Options
Subject to the restrictions discussed below, You may change the allocation of Your Accumulation Value among the Subaccounts, or among the Subaccounts and the Fixed Account, through a Transfer of Accumulation Value by written notice, by telephone, or through participation in Our Systematic Transfer Option or participation in Our Automated Subaccount Reallocation Option.

Only the Automated Subaccount Reallocation Option or the Systematic Transfer Option, but not both, may be in effect at the same time.
Transfer of Accumulation Value
You may transfer the Accumulation Value between any two or more of the Subaccounts, or between one or more Subaccounts and the Fixed Account by providing Us with written notice of Your request or by calling 1(800) 832-7783. There is a limit of six transfers between two or more Subaccounts in any 12-month period. Only one transfer either to or from the Fixed Account is allowed in any 12-month period.
The minimum transfer amount You may request is $100. Each transfer from the Fixed Account is limited to the greater of $1,000 or 25% of the Fixed Account Accumulation Value. Each transfer to the Fixed Account may not be more than the amount that would cause the ratio of the Fixed Account Accumulation Value to the Unloaned Accumulation Value to exceed 50%. The “Unloaned Accumulation Value” is the Policy’s total Accumulation Value, excluding any amount that is being held in the Policy’s Loan Account as a result of any loans You have taken from the Policy.
We charge a $10 fee for transfers in excess of four per Policy Year including those involving the Fixed Account (see “Fees, Charges and Expenses”). The transfer fee, if applicable, is deducted from the Subaccounts and/or the Fixed Account in addition to and proportional with the amount transferred from each account, except that in the case of a 100% transfer from any account, the charge is deducted from the amount otherwise transferable.
A transfer of Accumulation Value made while the Automated Subaccount Reallocation Option is in effect automatically terminates the Automated Subaccount Reallocation Option. Requests for transfers are processed as of the Business Day We receive them, as described in “Policy Transactions”. We may defer transfers under the conditions described under the section entitled “Payment and Deferment”.
Telephone Transfer Option
You may make transfers of the Accumulation Value among the Subaccounts as described above by telephone by calling 1(800) 832-7783.  You will be required to provide certain information for identification purposes when requesting a transaction by telephone and we may record Your telephone call.  We may also require written confirmation of Your request.
We will not be liable for losses resulting from telephone requests that we believe are genuine.  We reserve the right to revoke or limit Your telephone transaction privileges at any time without revoking or limiting all owners’ telephone transaction privileges.  Telephone privileges may be denied to market timers and frequent or disruptive traders.
We cannot guarantee that telephone transactions will always be available. For example, there may be interruptions in service beyond Our control, such as weather-related emergencies.
Systematic Transfer Option
You may request that a specified dollar amount of Accumulation Value be transferred from any one or more Subaccounts (the “originating account(s)”) to any one or more other Subaccounts (the “receiving account(s)”) at monthly or quarterly intervals, as selected. The first such systematic transfer occurs on the first Business Day of the Policy Month or Policy Quarter that next follows the date We receive Your request. Transfers under this option may not be designated either to or from the Fixed Account. The minimum amount that may be transferred either from or to any one account is $100. All transferred amounts must be specified in whole dollars.

The Systematic Transfer Option will terminate as to an originating account if and when the Accumulation Value in that Account is depleted. Such termination as to one originating account will not have the effect of increasing any amounts thereafter transferred from other originating accounts under the Systematic Transfer Option. Currently, transfers made under this option are not subject to any fee and are not included in the yearly transfer count for purposes of determining whether a transfer fee applies. (See the section, “Transfer of Accumulation Value” above). However, We may impose a charge in the future for this option not to exceed $10. The systematic transfer option terminates if and when the Accumulation Value remaining in all of the originating accounts is depleted. We may terminate this option or modify Our rules governing this option at Our discretion by giving You 31 days written notice.
Automated Subaccount Reallocation Option
If You request, We will automatically reallocate the Subaccount Accumulation Values at quarterly intervals according to the most recent Premium Allocation on file with Us. The first such reallocation will occur on the first Business Day of the Policy Quarter that next follows the date on which We receive Your request. Upon reallocation, the amount of Accumulation Value allocated to each Subaccount is equal to (a) multiplied by (b), where:
(a) is equal to:
1. the allocation percentage You have specified for that Subaccount; divided by
2. the sum of the allocation percentages for all such Subaccounts; and,
(b) is equal to the sum of the Accumulation Values in all of the Subaccounts at the time of the reallocation.
Any requested changes in Your Premium Allocation percentages are reflected in the next quarterly reallocation following the change. The reallocation will only affect the allocation of Accumulation Values among the Subaccounts. It will not affect the Fixed Account Accumulation Value. Reallocation transfers of Accumulation Value made under this option are not subject to the minimum transfer amount described under “Transfer of Accumulation Value” in this section. Currently, transfers made under this option are not subject to any fee and are not included in the yearly transfer count for purposes of determining whether a transfer fee applies. However, We may impose a charge for this option in the future not to exceed $10.
A transfer of Accumulation Value made while this Automated Subaccount Reallocation Option is in effect automatically terminates the option. You may subsequently re-elect this option by making a request in the manner described above. We may terminate this option or modify Our rules governing this option by giving You 31 days written notice.
What are Our Policies on Frequent Reallocations Among Subaccounts?
The Policy is designed for long-term investment purposes. It is not intended to provide a vehicle for frequent trading or market timing. We therefore limit reallocations to six transfers between two or more Subaccounts in any 12-month period, not including transfers pursuant to the Systematic and Automatic Transfer Options discussed above. We apply this limitation uniformly to all Policies.
We monitor Subaccount reallocations in an effort to prevent Policyowners from exceeding the annual limit on reallocations. We cannot guarantee that Our monitoring efforts will be effective in identifying or preventing all market timing or frequent trading activity in the Subaccounts.
We will only accept a transaction request that is in writing or made by telephone, and  complies with our requirements. We will not accept transaction requests by any other means, including, but not limited to, facsimile or e-mail. As described in the

VIP Series prospectus, the Board of Trustees of the Funds has adopted policies and procedures to detect, deter and prevent frequent trading in the shares of each of the VIP Series, and to reject, without any prior notice, any purchase or exchange transaction if the Funds believe that the transaction is part of a market timing strategy.
In order to protect Policyowners and to comply with the underlying Funds’ policies, We have agreed to honor instructions from the Funds to restrict or prohibit further purchases or transfers of shares by any Policyowner that has been identified by the Funds as having violated its market timing policies. Accordingly, We may be required to reject any reallocation request, without any prior notice, that is determined by the Funds to be part of a market timing strategy.
What Are the Risks to Policyowners of Frequent Reallocations?
To the extent that Our policies are not successful in detecting and preventing frequent trading in the Subaccounts, frequent trading may: (a) interfere with the efficient management of the underlying Funds by, among other things, causing the underlying Funds to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; (c) harm the performance of the Funds, particularly for long-term shareholders who do not engage in frequent trading. These risks may in turn adversely affect Policyowners who invest in the Funds through Our Subaccounts.
In the case of the Subaccounts that invest indirectly in high yield bonds and  stocks of small and mid-sized companies, the risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that these securities may trade infrequently and therefore their prices may be slow to react to information. This could cause dilution in the value of the shares held by other shareholders.
In the case of the Subaccounts that invest indirectly in foreign securities, the risks of frequent trading include the risk of time zone arbitrage. Time zone arbitrage occurs when shareholders attempt to take advantage of the fact that the valuation of foreign securities held by a Fund may not reflect information or events that have occurred after the close of the foreign markets on which such securities principally trade but before the close of the NYSE. This could cause dilution in the value of the shares held by other shareholders.
THE DEATH BENEFIT
The death benefit is the amount We pay to the named beneficiary upon the death of the Insured. The death benefit is the greater of the Guaranteed Minimum Death Benefit or the Variable Death Benefit, as described below. We reduce the death benefit to reflect any Policy loan and loan interest. Any partial surrenders also reduce the Guaranteed Minimum Death Benefit in the manner described below and (because they will also reduce the Accumulation Value used to compute the Variable Death Benefit) partial surrenders will reduce the Variable Death Benefit.
Generally, We pay the death benefit within seven days after We receive all claim requirements at Our Administrative Office. If no settlement option is elected, We pay interest on death benefit proceeds from the date of death until We pay the death benefit. The interest rate is guaranteed to be at least 2½%, but may be increased. If the Policy’s death benefit exceeds $1,000, the proceeds can be applied to a settlement option. Prior to the Insured’s death, the Policyowner can elect the settlement option or change a previously elected settlement option. At the time of the Insured’s death, if the Policyowner did not make an election, the beneficiary may apply the proceeds to one of the settlement options. We must receive an election of or a change to a settlement option in writing at Our Administrative Office in a form acceptable to Us. The settlement options are described later in this prospectus.
Guaranteed Minimum Death Benefit
The Guaranteed Minimum Death Benefit on the issue date of Your Policy is equal to the initial premium. Thereafter, the Guaranteed Minimum Death Benefit is increased by the amount of any additional premium paid and is proportionally decreased by any partial surrender of Accumulation Value. The proportion by which the Guaranteed Minimum Death Benefit is decreased in that case is the same proportion as the amount of Accumulation Value surrendered bears to the total Accumulation Value prior to such surrender.
Should Your Policy lapse and be reinstated, the Guaranteed Minimum Death Benefit will be the same as on the date of Default, increased by any amounts applied as a required additional premium payment. See “Reinstatement” for additional information.
Variable Death Benefit
The Variable Death Benefit at any time is equal to the total Accumulation Value divided by the net single premium per dollar of insurance, as discussed further below. Because the Variable Death Benefit is based in part on the amount of a Policy’s Accumulation Value, a higher Accumulation Value at a given time will result in a higher Variable Death Benefit than would a lower Accumulation Value under the same Policy at the same time. Therefore, anything that increases Your Policy’s Accumulation Value (such as additional premiums that You pay or favorable returns from the investment options You select) will tend to increase the amount of the Variable Death Benefit. On the other hand, anything that decreases Your Policy’s Accumulation Value (such as partial surrender, poor performance in the investment options You select, or the charges and expenses to which Your Policy is subject) will tend to decrease the amount of the Variable Death Benefit.
The Policy contains a schedule of the net single premiums per dollar of insurance that will apply at each age that the Insured attains during the life of the Policy. (Although the Table in the Policy sets forth the net single premiums per dollar of insurance only at one-year intervals, “interpolated” numbers are used to reflect the actual time during the Policy Year when an Insured dies.) Also, the value shown in the illustration that You receive with Your Policy will, to the extent relevant, reflect the operation of the net single premium per dollar amount of insurance under Your Policy. If You wish further information, please contact Your representative.
The net single premium per dollar of insurance is the amount that would be required to purchase one dollar of paid-up whole life insurance, based on the Insured’s sex, attained age, and underwriting classification, based on the 1980 Commissioners Standard Ordinary Mortality (CSO) Table for the Insured’s sex and smoking status for Policies issued before 10/1/2008 and the 2001 CSO Table for Policies issued on and after 10/1/2008 for the Insured’s sex and smoking status, and assuming a 4% rate of interest.
A Policy with a lower net single premium per dollar of insurance will have a higher Variable Death Benefit than an otherwise comparable Policy that has a higher net single premium per dollar of insurance. The amount of the net single premium will generally be lower for a younger Insured than for an older Insured, lower for a female Insured than for a comparable male Insured, and lower for an Insured who does not use tobacco than for an Insured who does. If the Insured presents other special risks, net single premiums will reflect upward adjustments from the mortality table that otherwise would be applicable.
The net single premium per dollar of insurance increases over the period of time that a Policy is in force, as the Insured’s age increases. This means that each year that

Your Policy is in force, the Variable Death Benefit will be smaller in relation to the Policy’s Accumulation Value than it was the year before. This will tend to offset any increases in the Variable Death Benefit that would otherwise result from any increase in Your Policy’s Accumulation Value over time and to accentuate any decreases in the Variable Death Benefit that would otherwise result from any decrease in Your Policy’s Accumulation Value over time.
ACCUMULATION VALUE
Determining Your Accumulation Value
The Accumulation Value You have in Your Policy varies daily depending on, among other things, the investment experience of the Subaccounts You have selected and the proportion of Your Accumulation Value which You have allocated to the Fixed Account. The total Accumulation Value is equal to the sum of the Accumulation Values in each of the Subaccounts, the Fixed Account, and the Loan Account.
Fixed Account Accumulation Value
On the Issue Date, the Fixed Account Accumulation Value is equal to the portion of the initial premium, less the portion of the Monthly Deduction for the first Policy Month that is allocated to the Fixed Account.
The Fixed Account Accumulation Value on succeeding Monthly Deduction Dates is equal to:
1. The Fixed Account Accumulation Value on the previous Monthly Deduction Date;
plus the sum of the following transactions that have occurred since the last Monthly Deduction Date;
2. any additional premiums allocated to the Fixed Account;
3. any transfers into the Fixed Account, including transfers due to the repayment of a loan;
4. interest accrued on the Fixed Account Accumulation Value;
less the sum of the following transactions that have occurred since the last Monthly Deduction Date;
1. the portion of the Monthly Deduction for the current Policy month allocated to the Fixed Account;
2. any transfers out of the Fixed Account, including transfers due to the making of a loan; and
3. any partial surrenders allocated to the Fixed Account.
Loan Account Accumulation Value
If You have not taken any Policy loans, Your Loan Account value is zero. The Loan Account Accumulation Value is equal to the amount of Your loan(s) minus any loan repayments plus accrued interest. The balance in the Loan Account is credited with interest at an effective annual rate of 4%.
Subaccount Accumulation Value
The Accumulation Value in each Subaccount at any time is equal to the number of units a Policy has in the Subaccount, multiplied by the Subaccount’s Unit Value. Amounts You allocate to or transfer into a Subaccount are used to purchase units in the Subaccount. We redeem units when amounts are deducted, transferred, or surrendered from a Subaccount. These purchases and redemptions of units are referred to as “Policy Transactions”. These Policy Transactions include the portion of premium payments, full or partial surrenders, loans or loan repayments, and the Monthly Deduction, allocated to the Subaccounts. They also include transfers into or out of a Subaccount.
The number of units a Policy has in a Subaccount at any time is equal to the number of units purchased minus the number of units redeemed in the Subaccount up until that time. The number of units purchased or redeemed as a result of a Policy transaction is equal to the dollar amount of the Policy transaction divided by the Subaccount’s Unit Value on the date of the Policy transaction.

Unit Values are determined as of the end of each Business Day. The Unit Values that apply to a Policy transaction made on a Business Day are the Unit Values as of the end of that day. If We receive Your request or other documentation for a transaction after the end of a Business Day, it is processed based on the Unit Values as of the end of the next Business Day. The Unit Value of a Subaccount on any Business Day is equal to the Unit Value on the previous Business Day, multiplied by the net investment factor for that Business Day.
The net investment factor for a Subaccount on any Business Day is equal to (a) divided by (b), where:
(a) is the net asset value per share of the Fund in which the Subaccount invests at the end of the Business Day, plus the per share amount of any dividend or capital gain distribution from the Fund since the previous Business Day, less the per share amount of any taxes deducted by Us; and
(b) is the net asset value per share of the designated portfolio of the Fund on the previous Business Day. The net asset value of a Fund’s shares is the value reported to Us by the Fund’s investment advisor.
The Policy offers the possibility of increased Accumulation Value resulting from good investment performance. However, there is no assurance that any increase will occur. It is also possible, due to poor investment performance, for the Accumulation Value to decline. You bear all the investment risk for that portion of Your Accumulation Value allocated to the Subaccounts.
Deduction of Cost of Insurance Protection from Accumulation Value
Your Accumulation Value reflects a monthly charge for the cost of insurance protection. We issue variable life insurance policies to (1) persons with standard mortality risks and (2) persons with higher mortality risks, as Our underwriting rules permit.
We determine the current Cost of Insurance Charge by multiplying the Policy’s total Accumulation Value by a Cost of Insurance Rate, expressed as a percentage of Accumulation Value as of the date of the deduction. We may change the method for determining the charge, including one based on the Policy’s Net Amount at Risk, as discussed below. This could enable Us to deduct more cost of insurance charges than would Our current method. We allocate this charge to the Subaccounts and/or Fixed Account in the same proportion as the Accumulation Value in each of the Subaccounts and/or the Fixed Account bears to the sum of the Accumulation Values in the Subaccounts and/or Fixed Account respectively.
Regardless of what method We use for computing the charge, the Cost of Insurance Charge for any month will never exceed the guaranteed monthly maximum Cost of Insurance Rate multiplied by the Net Amount at Risk (as defined in the Policy) on the date of the deduction. The guaranteed monthly maximum Cost of Insurance rates are based on the 1980 CSO Table for the sex and smoking status of the Insured for Policies issued before 10/1/2008. The guaranteed monthly maximum Cost of Insurance rates are based on the 2001 CSO Table for the sex and smoking status of the Insured for Policies issued on and after 10/1/2008.
We currently charge monthly Cost of Insurance rates that are generally less than the Guaranteed Maximum Monthly Cost of Insurance rates. We may change Cost of Insurance rates based on expectations of future experience. If We make such a change, it will apply to all insureds who have the same age at issue, date of issue, sex and underwriting classification. We will review Our current cost of insurance rates for the Policies at least once every five years. We will also review such rates for outstanding Policies in any year in which rates are changed for new Policies on the same form.
We will not change the Cost of Insurance rates because of any change in the Insured’s health, occupation, or avocation. Each Policy contains a schedule of the Maximum Guaranteed Cost of Insurance rates. Also, the values shown in the illustration that You receive with Your Policy will reflect the operation of the cost of insurance rates under the Policy, both on a current charge basis and a guaranteed maximum charge basis. If You wish further information, please contact Your representative. We currently charge the same Cost of Insurance rate, in certain cases, across different ages and different underwriting classifications. We may charge different rates in the future for such ages and underwriting classifications.
SURRENDERS
Total Surrenders
You can surrender the Policy for its Net Surrender Value at any time while the Insured is living. The Policy’s Net Surrender Value is its Accumulation Value, less the amount of any Applicable Surrender Charge and less the amount of any outstanding Policy loan balance and accrued interest. If you request a total surrender, it will be effective on the Business Day that We receive both the Policy and a written request at Our Administrative Office. We calculate the amount of the Surrender Charge as explained in the “Fees, Charges and Expenses” section of this prospectus.
The amount of any full or partial surrender in excess of the Preferred Surrender Amount is subject to the surrender charge percentage schedule.
You may elect to receive Your Surrender Value:
1. paid to You in one sum; or
2. applied under a settlement option You elect.
We may defer sending the surrender amount under the conditions described in “Payment and Deferment”.
Partial Surrender of Accumulation Value
After the Policy has been in force for one year, You can take partial surrenders. The partial surrender will be effective on the Business Day We receive Your request. The minimum partial surrender amount is $500. The maximum partial surrender amount is the Policy’s Unloaned Accumulation Value, but no more than the total Accumulation Value less $10,000. We reserve the right to limit the number of partial surrenders to three per Policy year.
The amount of the partial surrender is deducted from the Policy’s Accumulation Value. Unless You instruct Us otherwise, We withdraw the partial surrender from the Subaccounts and/or Fixed Account in the same proportion as the Accumulation Value in each Subaccount and/or the Fixed Account bears to the sum of the Accumulation Values in these Accounts. The amount of the partial surrender in excess of the Preferred Surrender Amount is subject to a Surrender Charge which is determined as described under “Fees, Charges and Expenses”.
The Guaranteed Minimum Death Benefit is decreased by the proportion that the amount of any partial surrender of Accumulation Value bears to the total Accumulation Value prior to such surrender.
We charge $25 to process each partial surrender. We deduct this charge from the Accumulation Value remaining after the partial surrender. To the extent there is a balance remaining, the charge is deducted from each Subaccount and/or the Fixed Account in the proportion that such account bears to the total Accumulation Value prior to the partial surrender. Any portion of this charge that cannot be assessed due to insufficient value in any account is allocated proportionally to the balances in the remaining accounts. We may limit the number of partial surrenders in any Policy year to three. We will usually pay the Surrender Value within seven days. However, We may delay payment under certain circumstances described under “Payment and Deferment”. You should be aware that any full or partial surrender will have tax consequences. See “TAX INFORMATION.” We may deduct withholding taxes from the Surrender Value.
POLICY LOANS
You may borrow from the Accumulation Value of Your Policy. Because this Policy is generally a MEC under the tax code, Policy loans can have tax consequences. Therefore, You should consult a tax adviser before taking a loan. You may borrow up to 75% of the Surrender Value during the first three Policy years, or 90% of the Surrender Value after the first three Policy years.
Your Policy is assigned to Us as sole security. (The “Surrender Value” is the Accumulation Value, less any then-applicable surrender charge.) If Your Policy is continuing in force as Guaranteed Paid-Up Insurance, the Loan Value will be the Surrender Value on the next Policy Anniversary, less interest at the Policy Loan Interest Rate to the next Policy anniversary.
The smallest loan that may be made is $500, or the loan amount available, if less. A Policy loan may be repaid in full or in part. The loan repayment may not be less than $100, or the loan balance, if less. If You have a loan balance, We apply any amount We receive from You first to repay any loan balance with any excess applied as an additional premium. We may defer loan proceeds under certain conditions described under “Payment and Deferment”.
Interest on Policy loans accrues daily at an effective annual interest rate of 6%. Interest is due and payable at the end of each Policy year. When a Policy loan is made, a part of the Accumulation Value is transferred from the Subaccounts and/or the Fixed Account to the Loan Account. Conversely, when a loan repayment is made, a portion of the Accumulation Value in the Loan Account equal to the amount of the loan repayment is transferred back into the Subaccounts and the Fixed Account, if applicable.
On the first Business Day of each Policy year, and at the time a loan is taken or repaid, a Policy loan is made for any loan interest accrued and unpaid as of that time, and a corresponding transfer of Accumulation Value into the Loan Account is made. Amounts that are transferred into the Loan Account no longer earn the rates of return applicable to the originating accounts. Instead, they are credited with interest at an effective annual rate of 4%, during the period the loan is outstanding. Therefore, any Policy loan will permanently affect the Surrender Value and the Variable Death Benefit, whether or not repaid in whole or in part.
Policy loans are allocated among the Subaccounts and/or Fixed Account in the same proportion as the Accumulation Value then in each. Loan repayments and loan balancing transfers will be allocated among the Subaccounts and/or Fixed Account using the Premium allocation percentages then in effect. We subtract the amount of any outstanding loan plus accrued interest from any death benefit or any proceeds from a total surrender that We pay or from the amount applied to a settlement option.
If on any Monthly Deduction Date, Your outstanding loan with accrued interest ever equals or exceeds the Policy’s Surrender Value, We mail notice of such event (called a default) to You and any assignee, provided We have received notice of assignment, at the last known address within 30 days. The Policy terminates 61 days after the date of default. The Policy does not terminate if You make the required payment referred to below under “Grace Period” within that 61-day period.
SETTLEMENT OPTIONS
Upon death of the Insured or total surrender, You or Your beneficiary may elect to apply all or a portion of the proceeds under any one of the following fixed benefit settlement options rather than receive a single payment of Policy proceeds. However, the Policy proceeds must be at least $1,000 and the settlement option chosen must result in an annual payment of at least $50.00. The amount of the payment under life income options will depend on the age and sex of the person whose life determines the duration of payments. There are no withdrawal rights under the settlement options, except for the Proceeds Left at Interest option. FLIAC may allow withdrawal of the present value of income payments under non-life contingent settlement options at its discretion. Federal tax consequences may vary depending on the settlement option chosen. You should consult a tax adviser prior to selecting a settlement option. The settlement options are as follows:
Proceeds Left at Interest
Proceeds left with Us to accumulate for any period agreed on, with interest payable at a rate of 2½% per year, which may be increased by additional interest, in Our sole discretion.
Payment of a Designated Amount
Payments in installments until proceeds applied under the option and interest on unpaid balance at a rate of 2½% per year and any additional interest are exhausted. Whether any such additional interest would be paid would be solely within Our discretion.
Payment for a Designated Number of Years
Payments in installments for up to 25 years, including interest at a rate of 2½% per year. Payments may increase by additional interest, which We would pay at the end of each installment year. Whether any such additional interest would be paid would be solely within Our discretion.
Life Income, Guaranteed Period
Payments guaranteed for 10 or 20 years, as You elect, and for life thereafter. During the guaranteed period of 10 or 20 years, the payments may be increased by additional interest, which We would pay at the end of each installment year. Whether any such additional interest would be paid would be solely within Our discretion.
Life Income, Guaranteed Return
The sum of the payments made and any payments due at the death of the person on whose life the payments are based, never to be less than the proceeds applied.
Life Income Only
Payments made only while the person on whose life the payments are based is alive. If the person on whose life the payments are based dies before any life payments are made, then no payments will be made.
The terms and conditions of the payment options are described in more detail in the Policy. Also, We may make other payment options available in Our sole discretion. When a payment option goes into effect, We will issue a separate payment contract that will contain additional terms and conditions applicable to the payment option selected. You may obtain additional information in this regard from Your representative.
OTHER PROVISIONS
Age and Sex
If You have misstated the age or sex of the Insured, the benefits available under the Policy are those that the premiums paid would have purchased for the correct age and sex. For purposes of the Policy and this prospectus, references to the Insured’s age are to the “issue age” set forth in the Policy, plus the number of complete years elapsed since the Policy’s issue date.
Ownership
You may change the Ownership of this Policy. A change in Ownership will take effect on the date the change is signed by the previous Owner. However, any Policy transactions processed by Us prior to Us receiving notice of the change of Ownership will not be affected.
We will send all communications to the last address We have on record for the Owner. Therefore, You should send Us notice of any change in Your address. If a Policy has more than one Owner (i.e., there are joint owners of record), references in this prospectus to the Owner or to “You” and “Your” refer to such owners jointly. All joint Owners must join in any request, election or other exercise of rights under a Policy.
Assignment
You may assign ownership rights under Your Policy from yourself to someone else. However, the Assignment is not binding on Us unless it is in writing and filed with Us at Our Administrative Office. We assume no responsibility for the validity or sufficiency of any Assignment. Unless otherwise provided in the Assignment, the interest of any revocable beneficiary is subordinate to the interest of any assignee, regardless of when You made the Assignment. The assignee receives any sum payable to the extent of his or her interest.
Beneficiary
This is the entity, person or persons You designate in the Policy to receive death benefits upon the death of the Insured. You may change this designation during the Insured’s lifetime. A change in beneficiary will take effect on the date the request is signed by You. However, any Policy Transactions processed by Us prior to Our receiving notice of the change of beneficiary will not be affected. If a beneficiary dies while the Insured is still living that beneficiary’s interest will pass to any remaining beneficiary, unless You make a new beneficiary designation. If no beneficiary is living at the time an Insured dies, the death proceeds will be paid to You or, if You are deceased, to Your estate.
Right to Examine
You have a period of time to review Your Policy and cancel it for a return of the premium paid. The duration and terms of the “right to examine” period vary by state, and are stated on the cover of Your Policy. At a minimum, You can cancel Your Policy at any time within 10 days after You receive Your Policy. You must return Your Policy along with a written request for cancellation to Us at Our Administrative Office.
Default
If Your Policy has an outstanding Policy loan, it goes into Default on any Monthly Deduction Date on which the Monthly Deduction exceeds the net Surrender Value. We will send You a Notice of Lapse within 30 days of Default. The Policy lapses, and thereby terminates without value, 61 days following the date of Default, as described under “Grace Period” below. A Policy that has lapsed may later be reinstated, subject to among other things, evidence of the Insured’s continuing insurability. See “Reinstatement”.
If Your Policy does not have a loan balance, it continues in force even if the Monthly Deduction exceeds the net Surrender Value. During this time, Monthly Deductions continue to be deducted until the remaining Accumulation Value is insufficient to cover such Deduction, the Policy’s Accumulation Value is maintained as negative values and the Policy’s Death Benefit provision remains in effect. This means that the Policy will only have a positive Accumulation Value to the extent that You pay an additional premium amount that exceeds the amount necessary to pay the accrued undeducted charges.
Guaranteed Paid-Up Insurance Option
You have the option to elect Guaranteed Paid-Up Insurance by giving notice to Us. You will no longer have the option to pay any additional premiums. We calculate the amount of Guaranteed Paid-Up Insurance using the net Surrender Value of Your Policy as a net single premium based on the age of the Insured at the time You elect this option.
You can choose to continue any existing Policy loan under this option. In such case, the amount of Guaranteed Paid-Up Insurance will be calculated using the Surrender Value of this Policy as a net single premium as described above. When You elect this option for Guaranteed Paid-Up Insurance, the Accumulation Value in the Subaccounts and/or the Fixed Account is transferred to Our General Account. Subsequently, Your insurance benefits will not vary with the investment return. Once in Our General Account, the assets from the Accumulation Value in the Subaccounts and/or Fixed Account will be subject to general liabilities from Our business operations and to claims by Our general creditors.
Once You elect this option, You can surrender Your Guaranteed Paid-Up Insurance at any time for its Net Surrender Value. In determining that value, Surrender Charges will not apply. Your surrender request is effective on the date We receive Your notice and the Policy.
Exchange Privilege
The exchange privilege allows You to exchange the Policy for a permanent fixed life insurance policy that We issue on the Insured’s life. The exchange privilege is available:
■ within the first 18 months after the Policy’s issue date, or
■ if any Fund changes its investment adviser or makes a material change in its investment objectives or restrictions.
You do not need to provide evidence of insurability to exercise this privilege. The new policy will have a face amount equal to the Face Amount of the Policy. It also has the same issue date and risk classification for the Insured as the Policy does. We will base premiums for the new policy on the premium rates for the new policy that were in effect on the new policy issue date.
In some cases, We may adjust the cash value on exchanges. The adjustment equals the Policy’s Surrender Value minus the new policy’s Surrender Value. If the result is positive, We pay that amount to You. If the result is negative, You pay that amount to Us. We will determine the amount of a cash adjustment as of the date We receive the Policy and written request at Our Administrative Office.
Grace Period
Within 30 days following Default, We will notify You of the amount required to prevent termination of Your Policy. We will also notify any assignee of record. Your Policy lapses, and thereby terminates without value, 61 days following the date of Default, unless We receive the required amount by such time. The death benefit payable during the grace period equals the death benefit in effect on the date of Default, less the required amount computed as of that date.
To continue Your Policy in force, You will be required to pay the amount equal to the estimated amount needed to keep Your Policy in force for three months from the date of Default. Any amounts received are applied as a loan repayment, to the extent of any outstanding loan balance, with the excess applied as an additional premium.
Incontestability
We will not contest the validity of the Policy and its riders after it has been in force during the lifetime of the Insured for two years from the date of issue. We will not contest the validity of any increase in Face Amount that was subject to evidence of insurability after such increase has been in force during the lifetime of the Insured for two years from the effective date of the increase.
Changes to the Policy
We have the right to change the terms of the Policy without Your consent where necessary to comply with applicable law. In particular, We can make any change or take any action We deem necessary in order for a Policy to continue to be treated as life insurance for federal income tax purposes. This could include, for example, refusing a partial surrender request or additional premium payment, revising a Policy’s schedule of net single premiums per dollar amount of insurance, requiring You to pay additional premiums, or making distributions to You from the Policy.
We may add or delete Subaccounts of Separate Account E or any other separate account as investment options under Your Policy. We may also make changes in, combine or reorganize, any of the

Subaccounts. We may also replace any Fund with any other Fund of the VIP Series or any other investment company or investment medium. We may also cause Separate Account E to terminate its registration under the 1940 Act, if at any time that is legally permitted.
It is not possible to foresee all of the reasons why We might make any changes such as those discussed in the preceding paragraph. Nevertheless, such reasons could include responding to any change in the investment program of any Fund; responding to any reorganization or liquidation of a Fund or of the VIP Series; terminating or replacing any investment option that has become unsuitable for any Policy; providing a more attractive selection of investment options to Policyowners, consistent with maintaining Our administration costs within reasonable limits; eliminating investment options in which Policyowners have evidenced limited interest; responding to a change in an investment adviser of a Fund or a change in control of any such adviser; and achieving administrative efficiencies that may benefit Us or Policyowners.
We will provide Policyowners with notice of any change that is material to them, but in the case of most of the changes discussed above, Policyowner agreement or approval would not be required. In some cases, regulatory approval or notice would be required. For example, as long as Separate Account E remains registered under the 1940 Act, current law requires, in many cases, that the SEC approve in advance the substitution of shares of any other Fund or investment company for the Fund shares in which any Subaccount invests.
State Variations
Where required by state law, there may be variations in the Policy which are covered by a special form of the Policy for Your state. Your Policy, as a result, may differ, from those described in this prospectus. You should refer to Your Policy and any applicable riders for terms that are specific to Your characteristics. We offer the Policy in most states. Check with Your representative regarding availability in Your state. The Policy is offered continuously. Although We do not anticipate discontinuing the offer of the Policy, We reserve the right to do so at any time.
Payment and Deferment
We will usually pay the death benefit, partial or full Surrender Value, or loan proceeds within seven days after We receive all documents required for such payments. However, We may delay payment:
1. if a recent payment that You made by check has not yet cleared the bank (We will not wait more than 15 days for a check to clear);
2. if We are not able to determine the amount of the payment because the NYSE is closed for trading or the SEC determines that a state of emergency exists; or
3. for such other periods as the SEC may by order permit for the protection of security holders.
Under a Policy continued as Guaranteed Paid-Up insurance or with respect to values held in the Fixed Account, We may defer the payment of the full or partial Surrender Value or loan proceeds for up to six months. If We postpone the payment more than 10 days, We pay interest at a rate of not less than 2.5% per year on the Surrender Value. We pay the interest from the date of surrender to the date We make payment.
Non-Participating Policy
This Policy does not provide for dividend payments. Therefore, it is “non-participating” in the earnings of Foresters Life Insurance and Annuity Company.
Policy Months, Years and Anniversaries
We measure Policy months, years and anniversaries from the date of issue of the Policy, which is generally the date on which We approve the application. Each Policy year commences on the anniversary of the date of issue.

Reinstatement
You may request reinstatement of a Policy that You did not surrender for its Surrender Value, within three years from the date of Default, in accordance with the Policy. You may not reinstate a Policy if You previously elected the Guaranteed Paid-Up Insurance Option. The conditions that You must meet to reinstate a Policy, and the amounts that You have to pay, are set forth in the Policy. We have two years from the effective date of reinstatement to contest the truth of statements or representations in Your application for reinstatement.
Suicide
If the Insured commits suicide within two years from the Policy’s issue date, Our liability is limited to all premiums paid, less any indebtedness. If the Insured commits suicide within two years of an increase in Face Amount that was subject to evidence of insurability, the following adjustments are reflected in the death proceeds:
1. the Variable Death Benefit is reduced by one minus the ratio of the Variable Death Benefit immediately preceding the increase to the Variable Death Benefit immediately following the increase; and
2. the premium paid at the time of the increase in Face Amount is refunded and is not reflected in the Minimum Guaranteed Death Benefit.
Valuation of Assets
We determine the Unit Values of the Subaccounts of Separate Account E and the Fixed Account as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) each day that the NYSE is open (“Business Day”). The NYSE is closed on most national holidays and Good Friday. In the event that the NYSE closes early, the Unit Values will be determined as of the time of the closing. We value the shares of each Fund at the net asset value per share as determined by the Fund.
Each Fund determines the net asset value of its shares as described in the VIP Series prospectus.
Processing Transactions
Generally, Your transaction requests (such as loan repayments, transfers and reallocation requests) will be processed as of the Business Day We receive them, if We receive them before the close of business on that day (generally 4 p.m. Eastern Time) in a manner meeting Our requirements. Otherwise, they will be processed on the next Business Day. To meet Our requirements for processing transactions, We may require that You use Our forms.
FEES, CHARGES AND EXPENSES
We describe below the fees and charges that You are required to pay to purchase and maintain the Policy. We guarantee that once You have purchased Your Policy, We will not increase the amount of the Separate Account Charge, the Transfer Fee or the Partial Surrender Fee. The discussion that follows, as well as the names given to certain charges, indicate the principal purpose of the fees. Nevertheless, the revenues from these charges may be used by Us for any purpose, including a purpose for which another charge is imposed, or retained by Us as a profit.
In addition, in an effort to promote the sale of Our products, We and FFS may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing, administrative services and/or other services they provide to Us or Our affiliates.  These services may include, but are not limited to: educating customers on Our product features; conducting due diligence and analysis; providing office access, operations and systems support; and holding seminars intended to educate registered representatives and make them more knowledgeable about Our products.  We and FFS also may compensate third-party vendors for services that such vendors render to broker-dealer firms.  To the extent permitted by the Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, We and FFS may pay or allow other promotional incentives or payments in the forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of training and due diligence events).  These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.  In addition, Our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by Us. Transaction Fees We charge fees for certain transactions as indicated below.
Transfer Fee
We charge a transfer fee of $10 for each transfer of Accumulation Value between any two or more of the Subaccounts, or between one or more Subaccounts and the Fixed Account, in excess of four per Policy Year, excluding transfers made under the Systematic Transfer Option or the Automated Subaccount Reallocation Option.
Partial Surrender Fee
We charge a $25 fee to process each partial surrender.

Surrender Charge
We deduct a Surrender Charge from the amount of full or partial surrenders of Accumulation Value to the extent they exceed the Preferred Surrender Amount.
The Preferred Surrender Amount is equal to the greater of (a) or (b), where:
(a) is equal to:
1. the Accumulation Value on the date of any full or partial surrender;
less
2. the total of the Adjusted Premiums, which is the total premiums paid (other than those to which previous prior partial surrenders have been allocated); and
(b) is equal to 10% of the total of the Adjusted Premiums at the beginning of the Policy Year, less any partial surrenders previously made in the same Policy Year.
The Surrender Charge is a percentage of the surrender that exceeds the Preferred Surrender Amount (“the Adjusted Surrender Amount”). The percentage declines based upon the number of years the corresponding premium has been invested and the age of the Insured on the date of the premium payment as shown in the table below.

Number of Years from Effective Date of Premium to Date of Surrender	For Policies Issued Before 10/1/2008 Insured’s Age on Date of Premium Payment
	Ages 0-49	Ages 50-59	Ages 60-69	Ages 70-80	Ages 81-85	Ages 86-95
Less than 1	9.5%	8.5%	7.0%	6.0%	5.0%	0.0%
1-2	8.0%	7.0%	6.0%	4.5%	4.0%	0.0%
2-3	7.0%	6.0%	5.0%	4.0%	3.0%	0.0%
3-4	6.0%	5.0%	4.0%	3.0%	2.0%	0.0%
4-5	5.0%	4.0%	3.0%	2.0%	1.0%	0.0%
5-6	4.0%	3.0%	2.0%	1.0%	0.0%	0.0%
6-7	3.0%	2.0%	1.0%	0.0%	0.0%	0.0%
7-8	2.0%	1.0%	0.0%	0.0%	0.0%	0.0%
8-9	1.0%	0.0%	0.0%	0.0%	0.0%	0.0%
More than 9	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Number of Years from Effective Date of Premium to Date of Surrender	For Policies Issued On and After 10/1/2008 Insured’s Age on Date of Premium Payment
	Ages 0-20	Ages 21-30	Ages 31-70	Ages 71-80	Ages 81-85	Ages 86-95
Less than 1	9.00%	8.00%	7.00%	6.00%	5.00%	0.00%
1-2	8.00%	7.00%	6.25%	4.50%	4.00%	0.00%
2-3	7.00%	6.00%	5.75%	4.00%	3.00%	0.00%
3-4	6.00%	5.00%	5.00%	3.00%	2.00%	0.00%
4-5	5.00%	4.00%	4.00%	2.00%	1.00%	0.00%
5-6	4.00%	3.00%	3.00%	1.00%	0.00%	0.00%
6-7	3.00%	2.00%	2.00%	0.00%	0.00%	0.00%
7-8	2.00%	1.00%	1.00%	0.00%	0.00%	0.00%
8-9	1.00%	0.00%	0.00%	0.00%	0.00%	0.00%
More than 9	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

We apply the Surrender Charge to the Adjusted Surrender Amount in the following order: first against the most recent additional premiums which are still in effect, in the reverse order in which the additional premiums were received; and, then against any of the initial premium which is still in effect. A partial surrender reduces Your Accumulation Value. It also reduces the Guaranteed Minimum Death Benefit of Your Policy in the proportion that the total amount of the surrender bears to the total Accumulation Value of the Policy immediately prior to the surrender.
PERIODIC CHARGES DEDUCTED FROM THE SUBACCOUNT VALUE
Cost of Insurance Protection Charge
We deduct a charge from the Subaccount assets attributable to Your Policy for the cost of insurance protection. We determine the current Cost of Insurance Charge by multiplying the total Accumulation Value by a Cost of Insurance Rate, expressed as a percentage of Accumulation Value. We may change the method for determining the charge, including one based on the Policy’s Net Amount at Risk. This Cost of Insurance Rate is based upon Your age, sex and underwriting classification (See “Deduction of Cost of Insurance Protection from Accumulation Value”). We expect to make a profit from this charge.
For policies issued before 10/1/2008, Our minimum and maximum annual current cost of insurance rates, as well as the rate for Our representative Insured as a percentage of the Accumulation Value are:
■ minimum: 0.00%;
■ maximum: 0.19%;
■ standard case: 0.06%.
For policies issued on and after 10/1/2008, Our minimum and maximum annual current cost of insurance rates, as well as the rate for Our representative Insured as a percentage of the Accumulation Value are:
■ minimum: 0.00%;
■ maximum: 0.24%;
■ standard case: 0.05%
The representative Insured referred to above is a male, age 55 at the Policy issue date, and in Our standard non-tobacco user underwriting class. The rate shown is for the first Policy year. We have the right to increase the charges shown, but not above the guaranteed maximum rates set forth in the Policy.
Separate Account Charge
We deduct from the Subaccount assets attributable to Your Policy a monthly charge to defray administrative and sales expenses and to compensate Us for certain mortality and expense risks that We assume. We compute the charge at an effective annual rate of 1.75% of the Subaccount Accumulation Value attributable to Your Policy. The mortality risk that We assume is that the person named as the Insured under the Policy will live for a shorter time than We have estimated. In that case, We will not receive enough from premiums and other charges to compensate Us for the death benefit We must pay. The expense risk We assume is that the expenses We incur in issuing and administering the Policies will be greater than We have estimated and based Our other charges on.
Policy Loan Interest
If You have an outstanding Policy loan, We charge interest that accrues daily at an effective annual rate of 6% compounding on each Policy anniversary.
Income Tax Charge
We do not expect to incur any federal income tax as the result of the net earnings or realized net capital gains of Separate Account E. However, if We did incur such tax, We reserve the right to charge the Separate Account for the amount of the tax. We may also impose charges for other applicable taxes attributable to the Separate Account.

Deductions from the Funds
Each Fund makes daily deductions from its assets to cover management fees and other expenses. Because this impacts the Subaccount assets attributable to Your Policy, You bear these charges indirectly. These expenses vary as among the Funds and vary over time. The highest and lowest gross annual Fund operating expenses as of October 4, 2019 were 0.90% and 0.75%, respectively.  Annual Fund expenses for all Funds are fully described in the attached VIP Series prospectus. We begin to accrue and deduct all of the above charges and premiums on a Policy’s issue date. If a Monthly Deduction Date is not a Business Day, the Policy’s monthly deduction will be made as of the end of the next Business Day.

FEDERAL TAX INFORMATION
This section provides an overview of federal tax law as it pertains to the Policy. It assumes that the Policyowner is a natural person who is a U.S. citizen or U.S. resident. The tax law applicable to corporate taxpayers, non-U.S. citizens, and non-U.S. residents may be different. We do not discuss state or local taxes herein, except as noted. The tax laws described herein could change, possibly retroactively.
The discussion is very general in nature. It does not cover all of the relevant federal tax law considerations and it does not address all of the details of the considerations that it does cover. Therefore, the below discussion is intended only to provide a general overview rather than to serve as a basis for a decision about whether to purchase a Policy or take any other action with respect to a Policy. For such advice, You should consult a qualified tax adviser. We strongly recommend that You obtain such advice prior to taking any such action.
Policy Proceeds
We believe that the Policy qualifies as a life insurance contract for federal income tax purposes because it meets the definition of “life insurance contract” in Section 7702 of the Internal Revenue Code of 1986, as amended (“Code”). Under Section 7702, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a guideline premium test or a cash value accumulation test. We have designed Your Policy to comply with only the cash value accumulation test. The investments of each Subaccount also satisfy the investment diversification requirements of Section 817(h) of the Code. Consequently:
■ the death benefit will, if and when paid, be excluded from the gross income of the beneficiary for federal income tax purposes;
■ the growth of the Accumulation Value of the Policy, if any, that is attributable to the investments in the Subaccounts and the Fixed Account (known as the “inside build-up”) will not be subject to federal income tax, unless and until there is a distribution from the Policy (Policy loan and/or full or partial surrender); and
■ transfers among Subaccounts are not taxable events for purposes of federal income tax.
Surrenders and Loans
We have designed the Policy to be a MEC for federal income tax purposes. As a result, any loan, partial withdrawal, Assignment, pledge, lapse or surrender (a “Policy transaction”) by You is taxable to You to the extent there are gains in the Policy, and if the Policy transaction occurs before the age of 59½, a 10% penalty tax will also apply to any such taxable amounts, unless You qualify for one of the exceptions.
A Policy that is classified as a MEC continues to be a life insurance contract for purposes of the federal income tax treatment of the death benefit and inside build-up. However, distributions are treated differently. Distributions from a Policy that is classified as a MEC are taxed on an “income first” basis (that is, if a Policy is a MEC, generally distributions are taxed as earnings first, followed by a return of the Policy’s cost basis). If a Policy is a MEC, distributions include partial and full surrenders. Also, Policy loans from a MEC may be taxable. Furthermore, if a Policy that is not a MEC becomes a MEC, distributions that occur prior to the date on which it became a MEC may also be subject to the MEC rules. Finally, subject to certain exceptions, taxable distributions that are made from a MEC prior to age 59½ are subject to an additional 10% penalty. If a Policy is a MEC, any Policy that is issued in exchange for it will also be a MEC. Furthermore, all MECs that are issued by Us to a Policyowner in any calendar year will be treated as one policy under the MEC rules.
It is possible that a Policy that is issued in exchange for another insurance Policy that is not a MEC will not be treated as a MEC. If You are considering such an exchange, You should first consult with Your tax counsel concerning the tax treatment of such a Policy.
Whether or not a Policy is a MEC, if the Policy lapses after a Grace Period, the amount of any loan balance that You do not repay will, for federal income tax purposes, be treated as a distribution to You. That amount, therefore, may be subject to federal income tax (and, in the case of a MEC, tax penalties may apply), in the manner and to the extent discussed above for other distributions from a Policy.
Tax Withholding
Regardless of whether Your Policy is a MEC, whenever there is a taxable distribution from the  Policy, the amount of any gain is subject to federal income tax withholding and reporting. We will not withhold income tax if You so request in writing before the payment date. However, in such event, You are responsible for any potential tax penalties that may result from Our failure to withhold taxes.
Estate and Generation Skipping Taxes
Because of the complex nature of the federal tax law, We recommend that You consult with a qualified tax adviser about the estate tax implications associated with purchasing a Policy.  The Code provides an exemption for federal estate tax purposes of $11,400,000 for 2019 (adjusted for inflation annually thereafter) and a top estate tax rate of  40%.  An unlimited marital deduction may be available for assets left to a U.S. citizen spouse. The marital deduction defers estate and gift taxes until the death of the surviving spouse. Any unused exemption in one spouse’s estate will be available in most cases to the surviving spouse.
When the Insured dies, the death benefit payable under the Insured’s Policy will generally be included in the Insured’s estate for federal estate tax purposes if (1) the Insured and the Policyowner are the same or (2) the  Insured held any “incident of ownership” in the Policy at the death or at any time within three years of death.  An incident of ownership is, in general, any right that may be exercised by the Policyowner, such as the right to borrow from the Policy or to name a new beneficiary.
If a Policyowner (whether or not he or she is the Insured) transfers ownership of the Policy to another person, such transfer may be subject to federal gift tax.  In addition, if a Policyowner transfers the Policy to someone two or more generations younger than the Policyowner, the transfer may be subject to the federal generation-skipping transfer tax (“GSTT”).  Similarly, if the beneficiary is two or more generations younger than the Insured, the payment of the death benefit to the beneficiary may be subject to the GSTT.  The Code provides an exemption for purposes of the GSTT of $11,400,000 for 2019 (adjusted for inflation annually thereafter) and a top GSTT tax rate of 40%.
Certain Other Tax Issues
We are taxed as a “life insurance company” under the Code. We do not expect to incur any federal income tax as a result of the net earnings or realized net capital gains attributable to Separate Account E. Based upon this expectation, no charge is currently assessed against Separate Account E for such tax. If We incur such tax in the future, We may assess a charge for such tax against Separate Account E. We may incur state and local income taxes (in addition to premium taxes) attributable to Separate Account E in several states. At present, these taxes are not significant and We do not impose any charge for such taxes against Separate Account E. We may, however, assess Separate Account E for such taxes in the future. If any charges for federal, state or local taxes are assessed against Separate Account E in the future, they could reduce the net investment performances of the Subaccounts. In order for a Policy to be treated as a life insurance contract for federal income tax purposes, the investments of each Subaccount of Separate Account E to which premiums under the

Policy are allocated must be “adequately diversified” in accordance with the Code and Treasury Department regulations. The investment adviser of the VIP Series monitors each Fund’s portfolio to ensure that the diversification requirements are met, because, for purposes thereof, a Fund’s assets are treated as if they are owned by each Subaccount that invests therein.
Each of the VIP Series available under the Policy sells its shares not only to Separate Account E but also to other separate accounts which fund variable life insurance policies  and variable annuity contracts. We do not anticipate any disadvantages resulting from this arrangement. However, it is possible that a material conflict of interest could arise between the interests of Policyowners and Contractowners which invested in the same VIP Series. If such a conflict were to arise, We would take whatever steps were necessary to protect the interests of Policyowners and Contractowners, including potentially substituting a different fund or funds for a series of the VIP Series. In order for the Policies to continue to be treated as life insurance for federal income tax purposes, the Funds must limit the availability of their shares to certain types of purchasers. For example, if a variable annuity contract participating in a Fund does not qualify as life insurance or as an annuity for federal income tax purposes, Policies investing in that Fund could, as a result, also cease to be taxed as life insurance.
If Your Policy were to ever fail to qualify for taxation as a life insurance contract as discussed above, You would generally be subject to current federal income tax on any net income and gains of the Subaccounts in which You have Accumulation Value, and the Policy’s death benefit proceeds would lose their income tax-free status. These tax consequences would apply for the period of the failure and could continue for as long as Your Policy remains in force. This, however, is a risk that is also common to most other variable life insurance policies and variable annuities.
Under certain circumstances, a Policyowner’s control of the investments of Separate Account E may cause the Policyowner, rather than Us, to be treated as the owner of the assets in Separate Account E for federal tax purposes, which would result in the current taxation of the net income and net realized gains on those assets to the Policyowner. Based upon existing Internal Revenue Service (“IRS”) guidance, We do not believe that the ownership rights of a Policyowner under the Policy would result in the Policyowner’s being treated as the owner of the assets of the Policy. However, We do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, We reserve the right to modify the Policy as necessary to attempt to prevent a Policyowner from being considered the owner of a pro rata share of the assets of the Policy.

OTHER INFORMATION
VOTING RIGHTS
Because the VIP Series are not required to have annual shareholder meetings, Policyowners generally will not have an occasion to vote on matters that pertain to the Funds. In certain circumstances, one or more of the Funds may be required to hold a shareholders meeting or may choose to hold one voluntarily. If a Fund holds a meeting at which shareholders are entitled to vote, Policyowners will have the opportunity to provide voting instructions for shares of the Fund held by a Subaccount in which their Policy invests. We will vote the shares of any Fund held in a corresponding Subaccount or directly, at any such shareholders meeting as follows:
■ shares attributable to Policyowners for which We have received instructions, in accordance with the instructions;
■ shares attributable to Policyowners for which We have not received instructions, in the same proportion that We voted shares held in the Subaccount for which We received instructions; and
■ shares not attributable to Policyowners, in the same proportion that We have voted shares held in the Subaccount attributable to Policyowners for which We have received instructions.
We will vote Fund shares that We hold directly in the same proportion that We vote shares held in any corresponding Subaccounts that are attributable to Policyowners and for which We receive instructions. However, We will vote Our own shares as We deem appropriate where there are no other shares held by Policyholders in any Subaccount.
We will present all the shares of any Fund that We hold through a Subaccount or directly at any Fund shareholders meeting for purposes of determining a quorum. As a result of proportional voting, the votes cast by a small number of Policyowners may determine the outcome of a vote.
We will determine the number of Fund shares held in a corresponding Subaccount that is attributable to each Policyowner by dividing the value of the Policy’s Accumulation Value in that Subaccount by the net asset value of one Fund share. We will determine the number of votes that a Policyowner has the right to cast as of the record date established by the Funds. We will solicit instructions by written communication before the date of the meeting at which votes will be cast. We will send meeting and other materials relating to the Fund to each Policyowner having a voting interest in a Subaccount.
The voting rights that We describe in this prospectus are created under applicable laws. If the laws eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, We reserve the right to proceed in accordance with any such changed laws or regulations. We specifically reserve the right to vote shares of any Fund in Our own right, to the extent permitted by law.

REPORTS
Our variable life insurance is offered through broker-dealers that are registered with the SEC and are members of FINRA. At least twice each year, We will send a report to You that contains financial information about the Funds, as required by applicable law. In addition, unless otherwise agreed, we will send You a confirmation on behalf of the broker-dealers through which the variable life insurance transaction is processed, after each transaction that affects the value of Your Policy, and at least once each year We will send a statement that gives You financial information about Your Policy, including, to the extent applicable, Your scheduled fixed premium payments.
If several members of the same household each own a Policy, We may send only one such report or prospectus to that address, unless You instruct Us otherwise. You may receive additional copies by calling or writing Us.
FINANCIAL STATEMENTS
The financial statements of FLIAC and Separate Account E are in the Statement of Additional Information that is referred to on the back cover of this prospectus.

Please read this prospectus and keep it for future reference. It contains important information that You should know before buying a Policy. We have filed a Statement of Additional Information (“SAI”), dated May 1, 2019 with the SEC. The SAI contains additional information about FLIAC and Separate Account E. We incorporate the SAI by reference into this prospectus. You can get a free SAI,  request other information about the Policy or make other inquiries by contacting Us at Foresters Life Insurance and Annuity Company, Raritan Plaza 1, Edison, NJ 08837 or calling Us toll free at 1 800-832-7783 or by visiting Our website www.foresters.com. You can obtain copies of documents relating to Separate Account E (including reports and the SAI), after paying a duplicating fee, by electronic request at publicinfo@sec.gov. Electronic versions of documents can be viewed online or downloaded from the EDGAR database on the SEC’s Internet website at http://www.sec.gov.
SEC file number: 333-123756/811-21742

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